                                POWER OF ATTORNEY

        We, the undersigned directors and/or officers of Oncor, Inc. (the "Company"), hereby severally constitute and appoint Stephen Turner and John L. Coker, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments) and any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

        This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Power of Attorney.

        WITNESS our hands on this 23rd day of January, 1997.
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
/s/Stephen Turner                                         /s/John L. Coker
-------------------------------------------               -----------------------------------------------
Stephen Turner                                            John I. Coker
Chairman of the Board of Directors                        Vice President - Finance and
and Chief Executive Officer                               Administration and Chief Financial Officer

/s/Cecil Kost                                             /s/Glenn W. Bartlett
-------------------------------------------               -----------------------------------------------
Cecil Kost                                                Glenn W. Bartlett
President, Chief Operating Officer and                    Director
Director

/s/Jose J. Coronas                                        /s/Derace Lan Schaffer
-------------------------------------------               -----------------------------------------------
Jose J. Coronas                                           Derace Lan Schaffer, M.D.
Director                                                  Director

/s/Philip S. Schein                                       /s/William H. Taylor
-------------------------------------------               -----------------------------------------------
Philip S. Schein, M.D.,                                   William H. Taylor II, Ph.D.
Director                                                  Director

/s/Timothy J. Triche
-------------------------------------------
Timothy J. Triche, M.D., Ph.D.
Director
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